UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07074

180 DEGREE CAPITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

7 N. Willow Street, Suite 4B, Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Daniel B. Wolfe President and Chief Financial Officer 180 Degree Capital Corp. 7 N. Willow Street, Suite 4B Montclair, NJ 07042
(Name and address of agent for service)

Registrant's telephone number, including area code: (973) 746-4500

Date of fiscal year end: December 31

Date of reporting period: September 30 , 2017

Item 1. Consolidated Schedule of Investments and Schedule 12-14

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
37.6% of net assets at value

Private Placement Portfolio (Illiquid) (3) -
19.2% of net assets at value

D-Wave Systems, Inc. (4)(5)(6)		Technology Hardware, Storage & Peripherals
Developing high-performance quantum computing systems
Series 1 Class B Convertible Preferred Stock (acquired 9/30/08)	(M)		$1,002,074	1,144,869	$2,071,959
Series 1 Class C Convertible Preferred Stock (acquired 9/30/08)	(M)		487,804	450,450	832,384
Series 1 Class D Convertible Preferred Stock (acquired 9/30/08)	(M)		748,473	855,131	1,580,191
Series 1 Class E Convertible Preferred Stock (acquired 11/24/10)	(M)		248,049	269,280	519,061
Series 1 Class F Convertible Preferred Stock (acquired 11/24/10)	(M)		238,323	258,721	498,708
Series 1 Class H Convertible Preferred Stock (acquired 6/27/14)	(M)		909,088	460,866	1,207,745
Series 2 Class D Convertible Preferred Stock (acquired 9/30/08)	(M)		736,019	678,264	1,253,360
Series 2 Class E Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(M)		659,493	513,900	1,036,886
Series 2 Class F Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(M)		633,631	493,747	996,224
Warrants for Common Stock expiring 5/12/19 (acquired 5/12/14)	(M)		26,357	20,415	10,504
			5,689,311		10,007,022

Fleet Health Alliance, LLC (4)(5)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Unsecured Convertible Bridge Note, 0%, (acquired 4/22/16)	(M)		225,000	$225,000	225,000

Genome Profiling, LLC (4)		Life Sciences Tools & Services
Developing a platform to analyze and understand the epigenome
Unsecured Convertible Bridge Note, 8%, (acquired 8/4/16)	(M)		230,000	$230,000	230,000

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
37.6% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (3) -
19.2% of net assets at value (cont.)

Muses Labs, Inc. (4)		Life Sciences Tools & Services
Developing a data analytics platform for precision medicine
Unsecured Convertible Bridge Note, 5%, (acquired 5/25/16)	(I)		$162,000	$162,000	$162,000

Nanosys, Inc. (4)(5)		Specialty Chemicals
Developing inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock (acquired 4/10/03)	(I)		1,500,000	803,428	854,010
Series D Convertible Preferred Stock (acquired 11/7/05)	(I)		3,000,003	1,016,950	1,773,386
Series E Convertible Preferred Stock (acquired 8/13/10)	(I)		496,573	433,688	787,120
			4,996,576		3,414,516

NanoTerra, Inc. (4)(5)		Research & Consulting Services
Developing surface chemistry and nano-manufacturing solutions
Warrants for Common Stock expiring on 2/22/21 (acquired 2/22/11)	(I)		69,168	4,462	1,121
Warrants for Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I)		35,403	47,508	124,660
			104,571		125,781

Petra Pharma Corporation (4)(5)(7)		Pharmaceuticals
Developing small molecule inhibitors for treatment of cancer and metabolic diseases
Series A Convertible Preferred Stock (acquired 12/23/15-10/27/16)	(I)		1,525,050	1,525,050	1,534,366

Phylagen, Inc. (4)		Research & Consulting Services
Developing technology to improve human health and business productivity
Secured Convertible Bridge Note, 5%, (acquired 2/5/15)	(M)		226,548	$200,000	317,167
Secured Convertible Bridge Note, 5%, (acquired 6/5/15)	(M)		11,163	$10,000	15,628
			237,711		332,795

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
37.6% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (3) -
19.2% of net assets at value (cont.)

Xenio Corp.(4)(5)(8)		Technology Hardware, Storage & Peripherals
Developing a smart platform for LED lighting that enables local intelligence and communication capabilities
Common Stock (acquired 8/1/16)	(M)		$184,653	221,938	$0

Total Unaffiliated Private Portfolio (cost: $13,354,872)					$16,031,480

Rights to Milestone Payments (Illiquid) (9) -
2.7% of net assets at value

Amgen, Inc. (4)(10)		Biotechnology
Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11)	(I)		$548,998	$548,998	$2,247,705

Laird Technologies, Inc. (4)(11)		Electronic Components
Rights to Milestone Payments from Merger & Acquisition of Nextreme Thermal Solutions, Inc. (acquired 2/13/13)	(I)		0	$0	0

Total Unaffiliated Rights to Milestone Payments (cost: $548,998)					$2,247,705

Publicly Traded Portfolio (12) -
15.7% of net assets at value

Champions Oncology, Inc. (5)		Life Sciences Tools & Services
Developing its TumorGraftTM platform for personalized medicine and drug development
Warrants for Common Stock expiring 1/28/19 (acquired 1/28/13)	(I)		$400	5,500	$5,719

Mersana Therapeutics, Inc. (5)(13)		Biotechnology
Developing antibody drug conjugates for cancer therapy
Common Stock (acquired 7/27/12-6/28/17)	(M)		4,924,753	294,554	5,092,839

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Publicly Traded Portfolio (12) -
15.7% of net assets at value (cont.)

OpGen, Inc. (5)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 5/8/20 (acquired 5/5/15)	(M)		$425,579	300,833	$21,389
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I)		785	31,206	6,644
			426,364		28,033

Synacor, Inc. (5)(14)		Internet Software & Services
Providing technology development, multiplatform services and revenue partner for video, internet and communications providers, device manufacturers, and enterprises
Common Stock (acquired 4/6/17-9/19/17)	(M)		3,672,646	1,180,200	3,186,540

TheStreet, Inc. (5)(14)		Financial Exchanges & Data
Providing financial news and proprietary data to consumers and businesses
Common Stock (acquired 4/19/17-7/17/17)	(M)		891,794	1,000,000	1,080,000

USA Truck, Inc. (5)(14)		Trucking
Providing over-the-road trucking and freight logistics
Common Stock (acquired 5/19/17-8/10/17)	(M)		1,749,985	262,165	3,683,418

Total Unaffiliated Publicly Traded Portfolio (cost: $11,665,942)					$13,076,549

Total Investments in Unaffiliated Companies (cost: $25,569,812)					$31,355,734

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
54.6% of net assets at value

Private Placement Portfolio (Illiquid) (15) -
39.0% of net assets at value

ABSMaterials, Inc. (4)		Specialty Chemicals
Developing nano-structured absorbent materials for water remediation and consumer applications
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I)		$435,000	390,000	$154,802
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I)		1,217,644	1,037,751	800,526
Secured Convertible Bridge Note, 8%, (acquired 1/20/16)	(M)		113,589	$100,000	113,589
Secured Convertible Bridge Note, 8%, (acquired 3/28/17)	(M)		26,025	$25,000	26,025
			1,792,258		1,094,942

AgBiome, LLC (4)(5)		Fertilizers & Agricultural Chemicals
Providing early-stage research and discovery for agriculture and utilizing the crop microbiome to identify products that reduce risk and improve yield
Series A-1 Convertible Preferred Stock (acquired 1/30/13)	(I)		2,000,000	2,000,000	8,168,618
Series A-2 Convertible Preferred Stock (acquired 4/9/13-10/15/13)	(I)		521,740	417,392	1,753,859
Series B Convertible Preferred Stock (acquired 8/7/15)	(I)		500,006	160,526	857,894
			3,021,746		10,780,371

EchoPixel, Inc. (4)(5)		Health Care Equipment
Developing virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I)		1,250,000	4,194,630	943,921
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I)		500,000	1,476,668	337,109
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I)		350,000	1,471,577	412,539
			2,100,000		1,693,569

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
54.6% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (15) -
39.0% of net assets at value (cont.)

Ensemble Therapeutics Corporation (4)(5)(16)		Pharmaceuticals
Developed DNA-Programmed ChemistryTM for the discovery of new classes of therapeutics
Series B Convertible Preferred Stock (acquired 6/6/07)	(I)		$2,000,000	1,449,275	$0
Series B-1 Convertible Preferred Stock (acquired 4/21/14)	(I)		574,079	492,575	173,524
			2,574,079		173,524

Essential Health Solutions, Inc. (4)(5)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Common Stock (acquired 11/18/16)	(I)		20	200,000	112,095
Series A Convertible Preferred Stock (acquired 11/18/16)	(I)		2,750,000	2,750,000	2,784,050
			2,750,020		2,896,145

HZO, Inc. (4)(5)		Semiconductor Equipment
Developing novel industrial coatings that protect electronics against damage from liquids
Common Stock (acquired 6/23/14)	(I)		666,667	405,729	472,310
Series I Convertible Preferred Stock (acquired 6/23/14)	(I)		5,709,835	2,266,894	4,045,519
Series II Convertible Preferred Stock (acquired 6/23/14-8/3/15)	(I)		2,500,006	674,638	1,560,290
Series II-A Convertible Preferred Stock (acquired 9/9/16)	(I)		226,070	69,053	187,906
Warrants for Series II-A Convertible Preferred Stock expiring 7/15/23 (acquired 7/15/16)	(I)		29,820	6,577	17,865
			9,132,398		6,283,890

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
54.6% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (15) -
39.0% of net assets at value (cont.)

Laser Light Engines, Inc. (4)(5)(16)		Technology Hardware, Storage & Peripherals
Manufactured solid-state light sources for digital cinema and large-venue projection displays
Series A Convertible Preferred Stock (acquired 5/6/08)	(M)		$2,000,000	7,499,062	$0
Series B Convertible Preferred Stock (acquired 9/17/10)	(M)		3,095,802	13,571,848	0
Secured Convertible Bridge Note, 12%, (acquired 10/7/2011)	(M)		200,000	$200,000	0
Secured Convertible Bridge Note, 12%, (acquired 11/17/2011)	(M)		95,652	$95,652	0
Secured Convertible Bridge Note, 12%, (acquired 12/21/2011)	(M)		82,609	$82,609	0
Secured Convertible Bridge Note, 12%, (acquired 3/5/2012)	(M)		434,784	$434,784	0
Secured Convertible Bridge Note, 12%, (acquired 7/26/2012)	(M)		186,955	$186,955	0
Secured Convertible Bridge Note, 20%, (acquired 4/29/2013)	(M)		166,667	$166,667	0
Secured Convertible Bridge Note, 20%, (acquired 7/22/2013)	(M)		166,667	$166,667	0
Secured Convertible Bridge Note, 10%, (acquired 10/30/2013)	(M)		80,669	$80,669	0
Secured Convertible Bridge Note, 10%, (acquired 2/5/2014)	(M)		19,331	$19,331	0
Secured Convertible Bridge Note, 10%, (acquired 6/24/2014)	(M)		13,745	$13,745	0
			6,542,881		0

Lodo Therapeutics Corporation (4)(5)(7)		Pharmaceuticals
Developing and commercializing novel therapeutics derived from a metagenome-based Natural Product Discovery Platform
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I)		658,190	658,190	660,696

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
54.6% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (15) -
39.0% of net assets at value (cont.)

NGX Bio, Inc. (4)(17)		Research & Consulting Services
Developing translational genomics solutions
Series Seed Convertible Preferred Stock (acquired 6/6/14-1/10/16)	(I)		$500,002	666,667	$710,230
Series Seed 2 Convertible Preferred Stock (acquired 8/20/15-9/30/15)	(I)		499,999	329,989	466,194
Series Seed 3 Convertible Preferred Stock (acquired 6/24/17)	(I)		686,329	666,001	755,128
			1,686,330		1,931,552

ORIG3N, Inc. (4)		Health Care Technology
Developing precision medicine applications for induced pluripotent stems cells
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(I)		500,000	1,195,315	920,779
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(I)		1,500,000	1,364,666	1,303,920
Series A-2 Convertible Preferred Stock (acquired 5/11/17-8/18/17)	(I)		150,198	134,783	168,181
			2,150,198		2,392,880

Produced Water Absorbents, Inc. (4)(18)		Oil & Gas Equipment & Services
Providing integrated process separation solutions to the global oil and gas industries, enabling onsite treatment of produced and flowback water
Common Stock (acquired 4/30/16)	(M)		7,670,281	50,243,350	0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(I)		65,250	450,000	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(I)		2,099,626	$2,533,766	1,196,750
			9,835,157		1,196,750

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
54.6% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (15) -
39.0% of net assets at value (cont.)

Senova Systems, Inc. (4)(16)		Life Sciences Tools & Services
Developed next-generation sensors to measure pH
Series B-1 Convertible Preferred Stock (acquired 8/1/13-1/15/14)	(I)		$1,083,960	2,759,902	$0
Series C Convertible Preferred Stock (acquired 10/24/14-4/1/15)	(I)		1,208,287	1,611,049	0
Warrants for Series B Preferred Stock expiring 10/15/17 (acquired 10/15/12)	(I)		131,538	164,423	0
Warrants for Series B Preferred Stock expiring 4/24/18 (acquired 4/24/13)	(I)		20,000	25,000	0
			2,443,785		0

TARA Biosystems, Inc. (4)		Specialty Chemicals
Developing human tissue models for toxicology and drug discovery applications
Common Stock (acquired 8/20/14)	(I)		20	2,000,000	648,707
Series A Convertible Preferred Stock (acquired 3/31/17)	(I)		2,545,493	6,878,572	2,797,742
			2,545,513		3,446,449

Total Non-Controlled Affiliated Private Portfolio (cost: $47,232,555)					$32,550,768

Publicly Traded Portfolio (19) -
15.6% of net assets at value

Adesto Technologies Corporation		Semiconductors
Developing low-power, high-performance memory devices
Common Stock (acquired 10/27/15)	(M)		$10,789,048	1,662,994	$13,054,503

Total Non-Controlled Affiliated Publicly Traded Portfolio (cost: $10,789,048)					$13,054,503

Total Investments in Non-Controlled Affiliated Companies (cost: $58,021,603)					$45,605,271

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Controlled Affiliated Companies (2) -
5.2% of net assets at value

Private Placement Portfolio (Illiquid) (20) -
5.2% of net assets at value

Black Silicon Holdings, Inc. (4)(16)(21)		Semiconductors
Holding company for interest in a company that develops silicon-based optoelectronic products
Series A Convertible Preferred Stock (acquired 8/4/15)	(I)		$750,000	233,499	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(I)		890,000	2,966,667	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(I)		2,445,000	4,207,537	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(I)		1,169,561	1,892,836	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(I)		1,171,316	1,674,030	0
Secured Convertible Bridge Note, 8%, (acquired 8/25/16)	(I)		1,392,662	$1,278,453	435,208
			7,818,539		435,208

HALE.life Corporation (4)(22)		Health Care Technology
Developing a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(M)		10	1,000,000	10
Series Seed Convertible Preferred Stock (acquired 3/28/17)	(M)		1,896,920	11,000,000	1,896,920
Unsecured Convertible Bridge Note, 0%, (acquired 3/28/17)	(M)		2,000,000	$2,000,000	2,000,000
			3,896,930		3,896,930

SynGlyco, Inc. (4)(16)		Specialty Chemicals
Developed synthetic carbohydrates for pharmaceutical applications
Common Stock (acquired 12/13/11)	(I)		2,729,817	57,463	0
Series A' Convertible Preferred Stock (acquired 12/13/11-6/7/12)	(I)		4,855,627	4,855,627	0
Secured Convertible Bridge Note, 8%, (acquired 2/26/16)	(I)		76,490	$67,823	30,000
			7,661,934		30,000

Total Controlled Private Placement Portfolio (cost: $19,377,403)					$4,362,138

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Total Investments in Controlled Affiliated Companies (cost: $19,377,403)					$4,362,138

Total Investments in Private Placement and Publicly Traded Portfolio (cost: $102,968,818)					$81,323,143

Equity Method Investments (23) -
0.2% of net assets at value

Private Placement Portfolio (Illiquid) (23) -
0.2% of net assets at value

Accelerator IV-New York Corporation (4)(5)(24)		Research & Consulting Services
Identifying and managing emerging biotechnology companies
Series A Common Stock (acquired 7/21/14-1/29/16)	(E)		$133,669	581,907	$133,669

Total Equity Method Investments (cost: $133,669)					$133,669

Total Investments (cost: $103,102,487)					$81,456,812

OTHER ASSETS (INCLUDING CASH) MINUS LIABILITIES					$2,012,313
NET ASSETS (equivalent to $2.68 per share based on 31,121,562 shares of common stock outstanding)					$83,469,125

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017
(UNAUDITED)

Notes to Consolidated Schedule of Investments

(1)	See "Note 1. Investment Valuation Procedures."

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we control one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.

(3)
The aggregate cost for federal income tax purposes of investments in unaffiliated privately held companies is $13,354,872. The gross unrealized appreciation based on the tax cost for these securities is $4,443,321. The gross unrealized depreciation based on the tax cost for these securities is $1,766,713.

(4)	We are subject to legal restrictions on the sale of our investment(s) in this company.

(5)	Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months are considered to be non-income producing.

(6)
D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave Systems through Parallel Universes, Inc., a Delaware company. A portion of our investment is denominated in Canadian dollars and is subject to foreign currency translation.

(7)
Petra Pharma Corporation and Lodo Therapeutics Corporation are tenant companies of Accelerator IV-New York Corporation (the "Accelerator"). As is discussed in more detail in Note 3. Portfolio Commitments and Contingencies, should the Company decide to withdraw from the Accelerator, the remaining investors in Accelerator would have the option to purchase the Company's shares of Petra Pharma and Lodo Therapeutics at $0.001 per share.

(8)
We received shares of Xenio Corporation as part of the consideration distributed to shareholders of Bridgelux, Inc., for the sale of Bridgelux, Inc., to a an investment group led by China Electronics Corporation and ChongQing Linkong Development Investment Company. The close of this transaction occurred on August 1, 2016.

(9)
The aggregate cost for federal income tax purposes of investments in unaffiliated rights to milestone payments is $548,998. The gross unrealized appreciation based on the tax cost for these securities is $1,698,707. The gross unrealized depreciation based on the tax cost for these securities is $0.

(10)	If all the remaining milestones are met, we would receive $5,384,482. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

(11)
If all the remaining milestones are met, we would receive approximately $400,000. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

(12)
The aggregate cost for federal income tax purposes of investments in unaffiliated publicly traded companies is $11,665,942. The gross unrealized appreciation based on the tax cost for these securities is $2,295,044. The gross unrealized depreciation based on the tax cost for these securities is $884,437.

(13)
Mersana Therapeutics, Inc., completed an initial public offering on June 28, 2017. The shares of Mersana Therapeutics owned by the Company became freely tradable under securities regulations on September 26, 2017. Separate from this designation with respect to these shares, the Company, along with all of the pre-IPO investors in Mersana Therapeutics, entered into a lockup agreement with the underwriters of the IPO that restricts the ability of the Company to trade or hedge its shares of Mersana Therapeutics until December 25, 2017.

(14)	Initial investment was made in 2017.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2017
(UNAUDITED)

(15)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated privately held companies is $47,232,555. The gross unrealized appreciation based on the tax cost for these securities is $9,296,096. The gross unrealized depreciation based on the tax cost for these securities is $23,977,883.

(16)	Represents a non-operating entity that exists to collect future payments from licenses or other engagements and/or monetize assets for future distributions to investors and debt holders.

(17)	On August 19, 2015, UberSeq, Inc., changed its name to NGX Bio, Inc.

(18)	Produced Water Absorbents, Inc., also does business as ProSep, Inc.

(19)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated publicly traded companies is $10,789,048. The gross unrealized appreciation based on the tax cost for these securities is $2,265,455. The gross unrealized depreciation based on the tax cost for these securities is $0.

(20)
The aggregate cost for federal income tax purposes of investments in controlled affiliated companies is $19,377,403. The gross unrealized appreciation based on the tax cost for these securities is $0. The gross unrealized depreciation based on the tax cost for these securities is $15,015,265.

(21)
On August 4, 2015, SiOnyx, Inc., reorganized its corporate structure to become a subsidiary of a new company, Black Silicon Holdings, Inc.  Our security holdings of SiOnyx converted into securities of Black Silicon Holdings.  SiOnyx was then acquired by an undisclosed buyer.  Black Silicon Holdings owns a profit interest in the undisclosed buyer.

(22)	In 2017, Interome, Inc., changed its name to HALE.life Corporation.

(23)
The aggregate cost for federal income tax purposes of investments in privately held equity method investments is $133,669. Under the equity method, investments are carried at cost, plus or minus the Company's equity in the increases and decreases in the investee's net assets after the date of acquisition and certain other adjustments. The Company owns approximately 9 percent of Accelerator IV-New York Corporation.

(24)	See "Note 3. Portfolio Commitments and Contingencies."

NOTE 1. INVESTMENT VALUATION PROCEDURES

Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission ("SEC") and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide proposed valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements and Disclosures," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•
Market Approach (M): The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.

•
Income Approach (I): The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

•
Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•
Level 3: Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

Upon sale of investments, the values that are ultimately realized may be different from the fair value presented in the Company's consolidated schedule of investments. The difference could be material.

NOTE 2. FAIR VALUE OF INVESTMENTS

At September 30, 2017, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	September 30, 2017	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Privately Held Portfolio Companies:

Preferred Stock	$46,805,747	$0	$0	$46,805,747
Bridge Notes	3,554,617	0	0	3,554,617
Warrants	154,150	0	0	154,150
Rights to Milestone Payments	2,247,705	0	0	2,247,705
Common Stock	1,233,122	0	0	1,233,122
Senior Secured Debt	1,196,750	0	0	1,196,750

Publicly Traded Portfolio Companies:

Common Stock	$26,097,300	$26,097,300	$0	$0
Warrants	33,752	21,389	0	12,363

Total Investments:	$81,323,143	$26,118,689	$0	$55,204,454

Total Financial Assets:	$81,323,143	$26,118,689	$0	$55,204,454

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Fair Value at September 30, 2017	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Probability of Achieving Independent Milestones	0.0% - 25.0% (25.0%)
			Probability of Achieving Dependent Milestones	0.0% - 85.3% (59.4%)
			Price Per Share	$0.00 - $3.71 ($2.13)
			Public Comparable Adjustment (Including Non-Performance Risk)	-43.4% - 67.0% (58.0%)
			Volatility	45.2% - 113.0% (61.1%)
Preferred Stock	$34,912,309	Income Approach	Time to Exit / Cash Flows (Years)	0.0 - 9.3 (5.24)
Preferred Stock	11,893,438	Market Approach	Price Per Share	$0.000 - $1.945 ($1.662)
Bridge Notes	627,208	Income Approach	Estimated Value to Cost Ratio at Payout	0.31 - 1.00 (0.49)
			Estimated Value to Cost Ratio at Payout	0.00 (0.00)
Bridge Notes	2,927,409	Market Approach	Estimated Value to Cost Ratio at Conversion	1.00 - 1.58 (1.05)
			Discount for Lack of Marketability	18.3% (18.3%)
			Public Comparable Adjustment (Including Non-Performance Risk)	0.0% (0.0%)
			Volatility	45.2% - 82.4% (69.1%)
			Time to Exit (Years)	5.0 - 7.3 (5.2)
Common Stock	1,233,112	Income Approach	Price Per Share	$0.00 - $3.71 ($1.72)
			Volatility	59.5% (59.5%)
			Revenue Multiples	1.3 (1.3)
			Time to Exit (Years)	1.3 (1.3)
			Discount for Lack of Marketability	15.5% (15.5%)
Common Stock	10	Market Approach	Price Per Share	$0.00000 - $0.00001 ($0.00001)
			Price Per Share	$0.00 - $4.02 ($3.66)
			Volatility	54.2% - 122.8% (58.6%)
Warrants	156,009	Income Approach	Time to Exit (Years)	1.3 - 7.4 (5.04)
Warrants	10,504	Market Approach	Price Per Share	$0.51 ($0.51)
			Probability of Achieving Independent Milestones	0% - 75% (74%)
			Probability of Achieving Dependent Milestones	2% - 75% (50%)
Rights to Milestone Payments	2,247,705	Income Approach	Time to Cash Flows (Years)	0.3 - 7.3 (4.2)
Senior Secured Debt	1,196,750	Income Approach	Discount Rate	87% (87%)
Total	$55,204,454

(a) Weighted average based on fair value at September 30, 2017.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Bridge Notes and Common Stock

Preferred stock, bridge notes and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 preferred stock, bridge note and private common stock investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants and Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and options held in our portfolio unless there is a publicly traded active market for such warrants and options or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Bridge Notes and Common Stock."

Rights to Milestone Payments

Rights to milestone payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future milestone payments from Laird Technologies Inc.'s acquisition of our former portfolio company, Nextreme Thermal Solutions, Inc. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Senior Secured Debt

We currently hold investments in senior secured debt securities. We value these securities using an income approach. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Common inputs for valuing Level 3 debt investments include: the effective yield of the debt investment or, in the case where we have received warrant coverage, the warrant-adjusted effective yield of the security, adjustments for changes in the yields of comparable publicly traded high-yield debt funds and risk-free interest rates and an assessment of non-performance risk. For debt investments, an increase in yields would result in a lower fair value measurement. Furthermore, yields would decrease, and value would increase, if the company is exceeding targets and risk has been substantially reduced from the level of risk that existed at the time of investment. Yields would increase, and values would decrease, if the company is failing to meet its targets and risk has been increased from the level of risk that existed at the time of investment.

Changes in Valuation Approaches

During the period ending September 30, 2017, the following changes in valuation methodology occurred since the filing of our annual financial statements on Form 10-K as of December 31, 2016:

•
We changed the valuation methodology of our debt security of Muses Labs, Inc., from the market approach to the income approach owing to the decision to seek repayment of the debt rather than having it convert into equity securities of the company.

•
We changed the valuation methodology of our securities of Mersana Therapeutics, Inc., from the hybrid approach to the market approach owing to the company completing an initial public offering in June 2017.

•
We changed the valuation methodology of our securities of Nanosys, Inc., from the market approach to the income approach owing to a round of financing that became the primary input to determining value.

•
We changed the valuation methodology of our securities of D-Wave Systems, Inc., from the hybrid approach to the market approach owing to terms of a secondary market transaction of securities of the company that became the primary input to determining value.

NOTE 3. PORTFOLIO COMMITMENTS AND CONTINGENCIES

On July 21, 2014, the Company invested in Accelerator IV-New York Corporation ("Accelerator"), a company that will be identify emerging biotechnology companies for the Company to invest in directly. The investment consists of an operating capital commitment and an investment commitment to be invested in the identified portfolio companies over a five-year period. During the third quarter of 2016, the board of directors of Accelerator voted to modify the operating commitment and investment commitment distributions, which resulted in the Company's operating commitment to be set at $833,333 and investment commitment to be set at $3,166,667. No capital was called during the period ending September 30, 2017. As of September 30, 2017, the Company had remaining unfunded commitments of $251,426 and $1,483,427, or approximately 30.2 percent and 46.8 percent, of the total operating and investment commitments, respectively. The withdrawal of contributed capital is not permitted. The transfer or assignment of capital is subject to approval by Accelerator.

If the Company defaults on these commitments, the other investors may purchase the Company's shares of Accelerator and any tenant companies of the Accelerator, currently Lodo Therapeutics Corporation and Petra Pharma Corporation, for $0.001

per share. The combined value of Accelerator, Lodo Therapeutics and Petra Pharma is $2,328,731, or $0.07 per share as of September 30, 2017. In the event of default, the Company would still be required to contribute the remaining operating commitment.

The Company's most recent investments in HALE.life Corporation, ORIG3N, Inc., and Petra Pharma, were in rounds of financing that include investment of additional capital upon achievement of certain quantitative and qualitative milestones of $1 million, $49,804 and $1 million, respectively. The milestones that would trigger these potential investments have yet to occur as of September 30, 2017. Should these milestones be successfully achieved and the Company decides to not invest such capital, the securities held by the Company in each portfolio company may be subject to punitive action including, but not limited to, conversion from preferred stock to common stock and/or repurchase by the respective companies at a substantial discount to current carrying value. Additionally, portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in similar outcomes that could negatively impact the value of the Company's securities of those portfolio companies.

NOTE 4. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of September 30, 2017.

Industry	Value as of September 30, 2017	% of Net Assets	Value as of September 30, 2017	% of Net Assets
Biotechnology			$7,368,577	8.8%
Unaffiliated Portfolio Companies	$7,368,577	8.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			10,780,371	12.9%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	10,780,371	12.9%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			1,693,569	2.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,693,569	2.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			9,410,955	11.3%
Unaffiliated Portfolio Companies	225,000	0.3%
Non-Controlled Affiliated Portfolio Companies	5,289,025	6.3%
Controlled Affiliated Portfolio Companies	3,896,930	4.7%
Life Sciences Tools & Services			3,844,168	4.6%
Unaffiliated Portfolio Companies	397,719	0.5%
Non-Controlled Affiliated Portfolio Companies	3,446,449	4.1%
Controlled Affiliated Portfolio Companies	0	0.0%
Oil & Gas Equipment & Services			1,196,750	1.4%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,196,750	1.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			2,368,586	2.8%
Unaffiliated Portfolio Companies	1,534,366	1.8%
Non-Controlled Affiliated Portfolio Companies	834,220	1.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Research & Consulting Services			2,523,797	3.0%
Unaffiliated Portfolio Companies	458,576	0.5%
Non-Controlled Affiliated Portfolio Companies	2,065,221	2.5%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductor Equipment			6,283,890	7.5%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	6,283,890	7.5%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductors			13,489,711	16.2%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	13,054,503	15.7%
Controlled Affiliated Portfolio Companies	435,208	0.5%

Industry	Value as of September 30, 2017	% of Net Assets	Value as of September 30, 2017	% of Net Assets
Specialty Chemicals			$4,539,458	5.4%
Unaffiliated Portfolio Companies	$3,414,516	4.1%
Non-Controlled Affiliated Portfolio Companies	1,094,942	1.3%
Controlled Affiliated Portfolio Companies	30,000	0.0%
Financial Exchanges & Data			1,080,000	1.3%
Unaffiliated Portfolio Companies	1,080,000	1.3%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Internet Software & Services			3,186,540	3.8%
Unaffiliated Portfolio Companies	3,186,540	3.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Trucking			$3,683,418	4.4%
Unaffiliated Portfolio Companies	3,683,418	4.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			$10,007,022	12.0%
Unaffiliated Portfolio Companies	10,007,022	12.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%

180 DEGREE CAPITAL CORP. INVESTMENTS IN AND ADVANCES TO AFFILIATES
SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Value as of 12/31/16	Gross Additions (C)	Gross Reductions (D)	Value as of 9/30/17
MAJORITY OWNED CONTROLLED INVESTMENTS (E):
180 Degree Capital Corp.	Common Stock	$0	$150,000	$0	$(150,000)	$0
Black Silicon Holdings, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series A-1 Convertible Preferred Stock	0	0	0	0	0
	Series A-2 Convertible Preferred Stock	0	0	0	0	0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0
	Series C Convertible Preferred Stock	0	0	0	0	0
	Secured Convertible Bridge Notes	77,559	262,477	172,731	0	435,208
HALE.life Corporation	Common Stock	$0	$10	$0	$0	$10
	Series Seed Convertible Preferred Stock	0	0	1,896,920	0	1,896,920
	Convertible Bridge Notes	47,377	1,455,000	545,000	0	2,000,000
ProMuc, Inc.	Common Stock	$0	$0	$0	$0	$0
	Secured Convertible Bridge Note	0	13,877	0	(13,877)	0
SynGlyco, Inc.	Common Stock	$0	$0	$0	$0	$0
	Series A' Convertible Preferred Stock	0	0	0	0	0
	Secured Convertible Bridge Notes	4,058	30,000	0	0	30,000
Total Majority Owned Controlled Investments		$128,994	$1,911,364	$2,614,651	$(163,877)	$4,362,138
Total Controlled Investments		$128,994	$1,911,364	$2,614,651	$(163,877)	$4,362,138
AFFILIATED INVESTMENTS (F):
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0	$204,832	$0	$(50,030)	$154,802
	Series B Convertible Preferred Stock	0	904,433	0	(103,907)	800,526
	Secured Convertible Bridge Note	7,008	107,605	32,009	0	139,614
AgBiome, LLC	Series A-1 Convertible Preferred Stock	$0	$6,949,809	$1,218,809	$0	$8,168,618
	Series A-2 Convertible Preferred Stock	0	1,499,004	254,855	0	1,753,859
	Series B Convertible Preferred Stock	0	766,184	91,710	0	857,894
AgTech Accelerator Corporation	Common Stock	$0	$300	$0	$(300)	$0
	Class B Common Stock	0	138	0	(138)	0
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$930,056	$13,865	$0	$943,921
	Convertible Bridge Note	0	410,234	0	(410,234)	0
	Series Seed-2 Convertible Preferred Stock	0	332,650	4,459	0	337,109
	Series A-2 Convertible Preferred Stock	0	0	412,539	0	412,539
Ensemble Therapeutics Corporation	Series B Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series B-1 Convertible Preferred Stock	0	872,469	0	(698,945)	173,524
Essential Health Solutions, Inc.	Common Stock	$0	$116,767	$0	$(4,672)	$112,095
	Series A Convertible Preferred Stock	0	2,747,905	36,145	0	2,784,050
HZO, Inc.	Common Stock	$0	$465,269	$7,041	$0	$472,310
	Series I Convertible Preferred Stock	0	4,126,543	0	(81,024)	4,045,519
	Series II Convertible Preferred Stock	0	1,741,033	0	(180,743)	1,560,290
	Series II-A Convertible Preferred Stock	0	255,888	0	(67,982)	187,906
	Warrants for Series II-A Convertible Preferred Stock	0	24,313	0	(6,448)	17,865

180 DEGREE CAPITAL CORP. INVESTMENTS IN AND ADVANCES TO AFFILIATES
SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Value as of 12/31/16	Gross Additions (C)	Gross Reductions (D)	Value as of 9/30/17
AFFILIATED INVESTMENTS (F):
Laser Light Engines, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series B Convertible Preferred Stock	0	0	0	0	0
	Convertible Bridge Notes(G)	0	0	0	0	0
Lodo Therapeutics Corporation	Series A Convertible Preferred Stock	$0	$659,762	$934	$0	$660,696
NGX Bio, Inc.	Series Seed Convertible Preferred Stock	$0	$706,423	$3,807	$0	$710,230
	Series Seed 2 Convertible Preferred Stock	0	447,338	18,856	0	466,194
	Unsecured Convertible Bridge Note	14,137	580,211	0	(580,211)	0
	Series Seed 3 Convertible Preferred Stock	0	0	755,128	0	755,128
ORIG3N, Inc.	Series 1 Convertible Preferred Stock	$0	$985,936	$0	$(65,157)	$920,779
	Series A Convertible Preferred Stock	0	1,271,006	32,914	0	1,303,920
	Secured Convertible Bridge Note	0	0	168,181	(168,181)	0
	Series A-2 Convertible Preferred Stock	0	0	168,181	0	168,181
Produced Water Absorbents, Inc.	Warrants for Common Stock	$0	$0	$0	$0	$0
	Common Stock	0	0	0	0	0
	Senior Secured Debt	430,335	1,242,700	0	(45,950)	1,196,750
Senova Systems, Inc.	Series B Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0
	Series C Convertible Preferred Stock	0	455,050	0	(455,050)	0
	Warrants for Series B Preferred Stock	0	0	0	0	0
TARA Biosystems, Inc.	Common Stock	$0	$702,904	$0	$(54,197)	$648,707
	Series A Convertible Preferred Stock	0	0	2,797,742	0	2,797,742
	Secured Convertible Bridge Notes	33,162	2,097,034	0	(2,097,034)	0
Total Affiliated Private Investments		$484,642	$31,603,796	$6,017,175	$(5,070,203)	$32,550,768

PUBLICLY TRADED AFFILIATED INVESTMENTS:
Adesto Technologies Corporation	Common Stock	$0	$3,274,256	$9,780,247	$0	$13,054,503
Enumeral Biomedical Holdings, Inc.	Common Stock	$0	$1,035,628	$0	$(1,035,628)	$0
	Warrants for Common Stock	0	28,781	0	(28,781)	0
Total Non- Controlled Affiliated Public Investments		$0	$4,338,665	$9,780,247	$(1,064,409)	$13,054,503
Total Non- Controlled Affiliated Investments		$484,642	$35,942,461	$15,797,422	$(6,134,612)	$45,605,271

EQUITY METHOD INVESTMENT:
Accelerator IV-New York Corporation	Series A Common Stock	$0	$178,360	$0	$(44,691)	$133,669
Total Equity Method Investment		$0	$178,360	$0	$(44,691)	$133,669

180 DEGREE CAPITAL CORP. INVESTMENTS IN AND ADVANCES TO AFFILIATES
SCHEDULE 12-14 (UNAUDITED)

(A)
Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of September 30, 2017.

(B)
Represents the total amount of interest or dividends and yield-enhancing fees on debt securities credited(debited) to income for the portion of the year an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the quarter ended September 30, 2017.

(C)
Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)
Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)
"Majority Owned Controlled" is defined as control of 50.1 percent or more of the voting securities outstanding and/or 50.1 percent or more control of the appointment of members of the board of directors.

(F)
"Affiliated Investments" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

(G)	Debt security is on non-accrual status and, therefore, is considered non-income producing during the quarter ended September 30, 2017.

 **Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful owing to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting, with the exception of Accelerator IV-New York Corporation, which are accounted for under the equity method.

Item 2. Controls and Procedures.

(a)        Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

180 DEGREE CAPITAL CORP.

By:	/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: President and Chief Financial Officer

Date: November 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin M. Rendino	By:	/s/ Daniel B. Wolfe
	Name: Kevin M. Rendino		Name: Daniel B. Wolfe
	Title: Chief Executive Officer		Title: President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

	Date: November 1, 2017		Date: November 1, 2017